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Exhibit 10.24

EXPLANATORY NOTE

This Exhibit 10.24 was originally filed as Exhibit 10.32 to the Annual Report on Form 10-K of EchoStar for the year ended December 31, 2008, Commission File No.001-33807. We are re-filing this Exhibit 10.24 in response to comments we received from the Securities and Exchange Commission on a confidential treatment request we made for certain portions of this Exhibit in our original filing.

SATELLITE SERVICE AGREEMENT FOR QUETZSAT-1

        THIS AGREEMENT between SES Latin America S.A. ("SES-LA") and SES S.A. (solely as to the obligation set forth in Section 3.D of this Agreement) on the one hand, and EchoStar 77 Corporation ("Customer"), on the other hand, is made effective as of 24 November 2008 (the "Effective Date"). Defined terms used in this Agreement have the meanings specified herein. This Agreement constitutes the "New Satellite Agreement" contemplated by the 77° W.L. Agreement.

ARTICLE 1. SERVICE PROVIDED

1.A.    Scope.    QuetzSat is the licensee of the BSS frequencies at the 77° W.L. orbital location (the "Orbital Location"). SES-LA and its Affiliates intend to construct and launch a BSS communications satellite designated as the "QuetzSat-1 Satellite" and QuetzSat intends to operate the QuetzSat-1 Satellite in the Orbital Location. In accordance with and subject to the terms and conditions of this Agreement, SES-LA has agreed to provide certain satellite services to Customer and, as stated in Subsection 2.G(8), reserve certain of the capacity of the QuetzSat-1 Satellite in observance of QuetzSat's obligations set forth in the Concession. In accordance with and subject to the terms and conditions of this Agreement, SES-LA shall provide to Customer, Customer shall pay the applicable MRC for, and Customer (including DISH Network and EchoStar in accordance with their respective Secondary Agreements) shall be entitled to utilize solely for the Intended Purpose, the Service.

        The Service shall be provided in accordance with and subject to the terms and conditions set forth in this agreement, including Attachments A - G (as listed below), which are hereby incorporated by reference in their entirety (collectively, the "Agreement"). In the event of any conflict or inconsistency between the terms and conditions set forth in the body of this Agreement and the terms and conditions set forth in any Attachment hereto, then the terms and conditions set forth in the body of this Agreement shall control.

  Attachment A—Technical Performance Specifications
  Attachment B—***
  Attachment C—Model for QuetzSat 1 MRC Calculation
  Attachment D—***
  Attachment E—QuetzSat 1 Spacecraft System Requirements dated 24 November 2008
  Attachment F—Concession
  Attachment G—***

CONFIDENTIAL AND PROPRIETARY

This document contains confidential and proprietary information of SES Latin America S.A. and EchoStar 77 Corporation that may not be shared with third parties except (a) as permitted in Article 8, or (b) with the express prior written approval of SES Latin America S.A. and EchoStar 77 Corporation.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

1.B.    Terms Related to Construction Contract, Launch Service Agreement, and Insurance.

        1.B(1)    [Reserved]

        1.B(2)    SES-LA shall (a) enter into a contract (the "Construction Contract") with Vendor for the construction of the QuetzSat-1 Satellite, (b) enter into a Launch Service Agreement for the launch of the QuetzSat-1 Satellite, and (c) negotiate insurance contracts with insurers for the launch and for the first year (or such period as is then commercially available) of in-orbit operation for the QuetzSat-1 Satellite.

        1.B(3)    SES-LA, Customer, DISH Network and EchoStar shall collaborate in good faith toward reaching agreements on the Technical Performance Specifications and other requirements for, and toward the successful construction, insurance and launch of, the QuetzSat-1 Satellite, *** The proposed *** are described in Attachment E. Upon reaching agreement on the Technical Performance Specifications for the QuetzSat-1 Satellite in accordance with this Subsection 1.B(3), SES-LA and Customer shall mutually agree upon the necessary modifications, if any, to (x) Attachment B ***, and (y) Attachment D *** in each case to reflect the terms of such Technical Performance Specifications.

        Subject to the parties' respective rights and obligations set forth in the immediately preceding paragraph, the parties shall use commercially reasonable efforts to cause the execution of the Construction Contract as soon as reasonably practicable and complete the Technical Performance Specifications as soon as reasonably practicable, in each case in accordance with the steps outlined in this paragraph and the immediately following paragraph. Upon completion, *** attached hereto as Attachment A, and shall be deemed to be incorporated herein by reference in their entirety. ***

        1.B(4)    ***

        1.B(5)    Subject to any applicable ITAR and EAR restrictions and Vendor's standard security procedure requirements, Customer, DISH Network and EchoStar shall be permitted to participate in and be present at: ***. Participation by Customer, DISH Network and EchoStar as contemplated herein shall include attendance by their employees and U.S. citizen representatives at such events and meetings, consultation with Customer, DISH Network and EchoStar on engineering decisions that affect the Satellite's performance (including the ability to meet the applicable Technical Performance Specifications) and the review of relevant reports and test results. When available, SES-LA shall distribute un-redacted versions of all design review documents to Customer, DISH Network and EchoStar. SES-LA shall also instruct Vendor to make available to Customer, DISH Network and EchoStar and their U.S. citizen representatives access to un-redacted versions of all technical documents under the Construction Contract, including without limitation the spacecraft performance specification. With reasonable prior notice, Customer, DISH Network and EchoStar shall be permitted, ***, to view program hardware in progress in accordance with Vendor's access policies and procedures. Subject to any confidentiality restrictions set forth in the Construction Contract, Customer, DISH Network and EchoStar and their U.S. citizen representatives shall be provided access, ***, to all work, provided that such access does not unreasonably interfere with such work or any other work. Customer, DISH Network and EchoStar and their U.S. citizen representatives shall be provided access, ***, to work being performed pursuant to the Construction Contract in Vendor's subcontractors' facilities to the extent Vendor obtains such access, subject to the right of Vendor and SES-LA (or its designee) to accompany Customer, DISH Network and EchoStar and their U.S. citizen representatives on any such visit and subject further to the execution by Customer, DISH Network and EchoStar and their U.S. citizen representatives of non-disclosure or similar agreements as may be required by said subcontractors. ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

        1.B(6)    In the event that Customer requests a modification of any Satellite *** in compliance with Subsection 1.B(6) of each of the Secondary Agreements, then SES-LA shall negotiate in good faith with Vendor and in accordance with SES-LA's obligations under Subsection 3.A(10) to implement such modification. *** SES-LA and Customer agree to negotiate, in advance and in good faith, the necessary changes to this Agreement, if any, reasonably related to such modifications, prior to implementing any such modifications. *** Customer further acknowledges that any such modification may also require additional approvals or authorizations (a) from SCT, COFETEL and/or other Mexican Governmental Entities and/or the ITU, which SES-LA shall use its commercially reasonable efforts to ***, and/or (b) from the FCC and/or other United States Governmental Entities, which Customer shall use its commercially reasonable efforts to cause DISH Network and/or EchoStar, as applicable, to obtain. Upon the request of SES-LA, Customer agrees to provide reasonable support and to use commercially reasonable efforts to cause DISH Network and EchoStar to provide reasonable support, as soon as reasonably practicable, to assist SES-LA in the regulatory process for the approvals and authorizations described in clause (a) of the preceding sentence. Upon the request of Customer, SES-LA agrees to provide reasonable support, as soon as reasonably practicable, to assist Customer, DISH Network and EchoStar in the regulatory process for the approvals and authorizations described in clause (b) of the preceding sentence, ***. In the event that, notwithstanding such commercially reasonable efforts by SES-LA and/or Customer, as applicable, such reasonable support from SES-LA and/or Customer, as applicable, and such commercially reasonable efforts by Customer to cause DISH Network and EchoStar to provide such reasonable support *** any required additional approvals or authorizations are not obtained, then no modifications to the Satellite shall be made.

        1.B(7)    SES-LA agrees to keep Customer promptly apprised of all material third party discussions related to the Launch Service Agreement. *** Subject to any applicable ITAR and EAR restrictions, Customer, DISH Network and EchoStar and their U.S. citizen representatives shall be permitted to participate in reviews of each of LSA Vendor's milestone events with respect to launch of the Satellite. Customer and Customer's guests may at Customer's expense attend the launch of the Satellite.

        1.B(8)    SES-LA agrees to keep Customer promptly apprised of all material third party discussions related to insurance. SES-LA shall collaborate with and include Customer, DISH Network and EchoStar in all significant decisions related to insurance, including without limitation the placement of insurance, ***. SES-LA shall use commercially reasonable efforts to include terms in the insurance policies that would include a return of all premiums (or as much of such premiums as possible) in the event of a cancellation of the policies.

        1.B(9)    ***

        1.B(10)    ***

        1.B(11)    Customer acknowledges and agrees that it is SES-LA's intention to procure commercial launch and in-orbit insurance covering the Net Book Value of the Satellite *** based on an allocation of such Net Book Value to the various payloads on the Satellite, as determined by mutual agreement of SES-LA, Customer, DISH Network and EchoStar subsequent to execution of the Construction Contract (and subject to later modification by mutual agreement of such parties). The terms and conditions of this Agreement shall be equitably adjusted as necessary to reflect the original or modified allocation (e.g., the formula in clause (e) of Subsection 2.H(3), *** Attachment B, and the terms and conditions referencing a Failed Payload may need adjustment). Upon the request of SES-LA, Customer, DISH Network or EchoStar, SES-LA, Customer, DISH Network and EchoStar shall use commercially reasonable efforts to mutually agree upon the original allocation or a modified allocation. ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

        1.B(12)    SES-LA shall use commercially reasonable efforts to obtain specific payload-level insurance coverage (i.e., in the initial launch coverage and the subsequent in-orbit coverages), consistent with the allocation of Net Book Value determined under Subsection 1.B(11). During such periods of the Service Term in which no such payload-level coverage exists, the references to "Failed Payload" in Subsection 2.A(3), Subsection 2.C(2), Subsection 5.B(1) and Subsection 7.B(1) shall be disregarded. During such periods of the Service Term in which such payload-level coverage exists, the foregoing references shall apply and the terms and conditions of this Agreement shall be equitably adjusted as necessary to reflect the existence of such coverage.

1.C.    Service Term.    The term for Service (the "Service Term") on any Satellite (including a Replacement Satellite or a Successor Satellite) shall commence on the In-Service Date for that Satellite, and, except as otherwise provided herein, shall expire on the earlier of (1) ten (10) years after such In-Service Date (the "Initial Term"), or (2) the date that Satellite becomes a Failed Satellite. The Service Term on any Satellite (including a Replacement Satellite or a Successor Satellite) that is not a Failed Satellite may be extended at Customer's sole option for successive one-year periods (or a portion thereof in the case of the final extension) until the Satellite reaches its End-of-Life (each an "Extended Term") ***

1.D.    Notices.    All notices regarding technical or operational matters requiring immediate attention shall be given by telephone to the telephone numbers set forth below for Customer and the telephone number set forth in the User's Guides for Technical Representative (on behalf of SES-LA) and shall be followed by written notification in accordance with the procedure set forth below. Any other notice required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission or by overnight courier service, charges prepaid, to the party to be notified, addressed to such party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address or fax number as such party may have substituted by written notice to the other party. The sending of such notice with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by overnight courier service) shall constitute the giving thereof.

        If to be given to Customer:

    Attn:    ***

    cc:    ***

        If to be given to SES-LA:

    Attn:    ***

    cc:    ***

        Customer's 24-Hour Emergency Telephone # for Technical/Operational Issues:

        ***

1.E.    ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ARTICLE 2. PAYMENTS AND OTHER CONSIDERATIONS/ FUTURE SATELLITES

2.A.    Option Payment.

***

        2.A(2)    [Reserved]

        ***

        2.A(5)    [Reserved]

        2.A(6)    [Reserved]

2.B.    Monthly Recurring Charges.

        2.B(1)    Commencing on the In-Service Date and for the duration of the Service Term (including any Extended Terms) Customer shall pay to SES-LA for the Service a monthly recurring service charge (the "MRC") with respect to the QuetzSat-1 Satellite ***

        2.B(2)    [Reserved]

        2.B(3)    ***

        2.B(4)    ***

        2.B(5)    At an appropriate time, and from time to time in the event that Customer exercises its right in Subsection 2.G(10) to locate the Satellite at an Alternate Orbital Location after receipt of, and consistent with, Unanimous Instructions pursuant to Subsection 2.G(10) of each of the Secondary Agreements and as otherwise necessary, SES-LA, Customer, DISH Network and EchoStar shall collaborate in good faith as to the methods by which TT&C will be provided for the QuetzSat-1 Satellite, provided that, *** such methods must meet the minimum requirements of the Concession when the Satellite is located at the Orbital Location. With respect to periods when the QuetzSat-1 Satellite is located at the Orbital Location, such collaboration shall include without limitation the following topics: (x) location of TT&C facilities in Mexico in accordance with the terms and conditions of the Concession, and whether to build a facility or contract for services from a third party; and (y) tax considerations, including with respect to permanent establishments. SES-LA agrees to keep Customer, DISH Network and EchoStar promptly apprised of all material third party discussions related to TT&C for the QuetzSat-1 Satellite. SES-LA shall collaborate with and include Customer, DISH Network and EchoStar in all significant decisions related to TT&C for the QuetzSat-1 Satellite, including without limitation the purchase of TT&C equipment and other terrestrial facilities necessary to perform TT&C services, although the parties agree that SES-LA shall make the final decisions with respect to TT&C for the QuetzSat-1 Satellite (provided that such decisions are consistent with SES-LA's obligations under this Agreement). ***

        2.B(6)    ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

2.C.    Monthly Recurring Charges Adjustments/Refunds.

        2.C(1)    *** In the event of a Satellite Failure for any reason whatsoever, Customer's obligation to pay the MRCs due for the period after the Satellite Failure shall automatically terminate as of the date of the Satellite Failure, ***. SES-LA shall refund to Customer any MRCs paid for periods subsequent to the date of a Satellite Failure, including the period between and including the date of the Satellite Failure and the date upon which it is determined that a Satellite Failure has occurred.

        2.C(2)    ***

2.D.    MRC Calculation and Audit Rights. ***

2.F.    Taxes and Other Charges.    *** SES-LA represents that, as of the date hereof, it has no actual knowledge of any Taxes (1) which would be or are proposed to be levied on SES-LA or any of its Affiliates by any Governmental Entities, (2) which would apply or are proposed to apply to the Service at the Orbital Location or the facilities used to provide the Service at the Orbital Location to Customer, or ***. The parties shall use their respective commercially reasonable efforts to support each other in (a) the optimization of tax-related strategies, and (b) actions against the establishment of new Taxes that would be payable or reimbursable by Customer pursuant to this Section 2.F. ***

2.G.    Terms Applicable to the QuetzSat-1 Satellite.

        2.G(1)    SES-LA Authorizations.    *** SES-LA agrees to use commercially reasonable efforts to maintain the Concession and to pursue, secure, as soon as reasonably practicable, and maintain all other Authorizations necessary for the Service Term from SCT, COFETEL, all other Mexican Governmental Entities and the ITU to (a) locate the QuetzSat-1 Satellite at the Orbital Location, and (b) permit (i) TT&C functions for the Satellite at the Orbital Location to be uplinked from an earth station in Mexico, (ii) DISH Network and its Affiliates to uplink video, data and audio services from the United States to, and downlink video, data and audio services into the United States, Mexico and Central America from, the DISH Payload using the 77° W.L. Frequencies utilized by the DISH Payload at the Orbital Location, (iii) EchoStar and its Affiliates to uplink video, data and audio services from the United States to, and downlink video, data and audio services into the United States, Mexico and Central America from, the EchoStar Payload using the 77° W.L. Frequencies utilized by the EchoStar Payload at the Orbital Location, (iv) DISH Network and its Affiliates to use the QuetzSat-1 Satellite at the Orbital Location consistent with the Technical Performance Specifications and for the Intended Purpose, and (v) EchoStar and its Affiliates to use the QuetzSat-1 Satellite at the Orbital Location consistent with the Technical Performance Specifications and for the Intended Purpose, with the exception of the separate concession that is required to provide direct-to-home service into Mexico from the QuetzSat-1 Satellite and any additional authorizations specifically relating thereto (collectively, the "77° W.L. License"). (The parties acknowledge and agree that *** (y) the reference in the foregoing clauses (iv) and (v) to the Intended Purpose is not intended and shall not be construed to foreclose Customer, DISH Network and EchoStar from use of the QuetzSat-1 Satellite for other authorized purposes.) SES-LA agrees to use commercially reasonable efforts to respond promptly to requests for further information from SCT, COFETEL, other Mexican Governmental Entities and the ITU. *** SES-LA agrees to consult regularly with Customer during the regulatory process for the 77° W.L. License, and shall advise Customer on a timely basis of all material developments concerning such process. SES-LA agrees that if any filing or submission made by SES-LA during the regulatory process for the 77° W.L. License mentions Customer, DISH Network and/or EchoStar, or any of the terms or conditions set forth in this Agreement, then it shall obtain the prior approval of each of those mentioned (i.e., from among Customer, DISH Network and/or EchoStar) before filing or submitting material to any Governmental Entities, such approval not to be unreasonably withheld or delayed. Upon the request of SES-LA, Customer agrees to provide reasonable support, and to use commercially reasonable efforts to cause DISH Network and EchoStar to provide reasonable support, in each case as soon as reasonably practicable, to assist SES-LA in the regulatory process for the 77° W.L. License. ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

        2.G(2)    Customer Authorizations.    Customer agrees to cause DISH Network to use commercially reasonable efforts at the expense of DISH Network to pursue, secure, as soon as reasonably practicable, and maintain all Authorizations necessary for the Service Term from United States Governmental Entities (including without limitation the FCC and Department of State) to permit (a) DISH Network to uplink video, data and audio services from the United States to, and downlink video, data and audio services into the United States, Mexico and Central America from, the DISH Payload using the 77° W.L. Frequencies utilized by the DISH Payload at the Orbital Location, and (b) DISH Network to use the QuetzSat-1 Satellite at the Orbital Location consistent with the Technical Performance Specifications and for the Intended Purpose, including without limitation all necessary blanket authorizations of earth stations (with respect to the number of earth stations reasonably deemed necessary by Customer from time to time) seeking to receive direct-to-home transmissions in the United States from the QuetzSat-1 Satellite at the Orbital Location (collectively, the "DISH FCC Approvals"). Customer further agrees to cause EchoStar to use commercially reasonable efforts at the expense of EchoStar to pursue, secure, as soon as reasonably practicable, and maintain all Authorizations necessary for the Service Term from United States Governmental Entities (including without limitation the FCC and Department of State) to permit (aa) EchoStar to uplink video, data and audio services from the United States to, and downlink video, data and audio services into the United States, Mexico and Central America from, the EchoStar Payload using the 77° W.L. Frequencies utilized by the EchoStar Payload at the Orbital Location, and (bb) EchoStar to use the QuetzSat-1 Satellite at the Orbital Location consistent with the Technical Performance Specifications and for the Intended Purpose (collectively, the "EchoStar FCC Approvals"). (The parties acknowledge and agree that the references in the foregoing clauses (b) and (bb) to the Intended Purpose are not intended and shall not be construed to foreclose Customer, DISH Network and EchoStar from use of the QuetzSat-1 Satellite for other authorized purposes.) ***

        *** In connection with the foregoing and in consultation with SES-LA, Customer agrees to use commercially reasonable efforts to cause DISH Network to file all documents and take all actions reasonably necessary to obtain the DISH FCC Approvals as soon as reasonably practicable and EchoStar to file all documents and take all actions reasonably necessary to obtain the EchoStar FCC Approvals as soon as reasonably practicable. Customer agrees to use commercially reasonable efforts to cause DISH Network and EchoStar to respond promptly to requests for further information from United States Governmental Entities. Customer agrees to cause DISH Network to consult regularly with SES-LA during the regulatory process for the DISH FCC Approvals and EchoStar to consult regularly with SES-LA during the regulatory process for the EchoStar FCC Approvals, and shall advise SES-LA on a timely basis of all material developments concerning such process. Customer agrees that if any filing or submission made by DISH Network or EchoStar during the regulatory process for the FCC Approvals mentions SES-LA or any of the terms or conditions set forth in this Agreement, then it shall obtain the prior approval of SES-LA before filing or submitting material to any Governmental Entities, such approval not to be unreasonably withheld or delayed. Upon the request of Customer, SES-LA agrees to provide reasonable support, as soon as reasonably practicable, to assist Customer, DISH Network and EchoStar in the regulatory process for the FCC Approvals, and to use best reasonable efforts to cause the then-current Mexican citizen shareholders in QuetzSat to provide such reasonable support. ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

        2.G(3)    Concession.    Customer and SES-LA acknowledge the terms and conditions for the concession to occupy the Orbital Location, develop its corresponding BSS frequencies, and broadcast and receive signals established and issued by SCT to QuetzSat on 2 February 2005 (the "Concession")(a copy of which is appended to this Agreement as Attachment F).

        2.G(4)    Coordination.

      2.G(4)(a)    ***

      2.G(4)(b)    ***

      2.G(4)(c)    ***

        2.G(5)    [Reserved]

        2.G(6)    ***

        2.G(7)    [Reserved]

        2.G(8)    Capacity Obligation.    The parties acknowledge QuetzSat's obligation (the "Capacity Obligation") *** Customer shall be responsible for meeting all requirements related to the Capacity Obligation, including any requirements resulting from the failure of capacity provided on the QuetzSat-1 Satellite or failure of the Alternate Capacity in the manner described in Subsection 2.G(8) of each of the Secondary Agreements. Upon the request of Customer, SES-LA agrees to provide reasonable support, as soon as reasonably practicable, to assist Customer in meeting all requirements related to the Capacity Obligation, and to use best reasonable efforts to cause the then-current Mexican citizen shareholders in QuetzSat to provide such reasonable support. ***

        2.G(9)    ***

        2.G(10)    ***

        2.G(11)    ***

        2.G(12)    Agreement with DISH Mexico Partner(s).    *** to provide direct to home video, audio and/or data services into Mexico ***

        2.H(1)(a)    In the event that, at any time during the effectiveness of this Agreement, any Satellite (including any Replacement Satellite or Successor Satellite) becomes a Failed Satellite, then Customer shall have the option to request *** that SES-LA provide the Service on a Replacement Satellite ***

        2.H(1)(b)    [Reserved]

        ***

        2.H(2)(b)    [Reserved]

        2.H(2)(c)    ***

        2.H(3)(e)    ***

        2.I(1)    *** Customer shall have the option to request *** that SES-LA provide the Service on a successor satellite ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

2.J.    Additional Conditions as to Customer Rights.

        2.J(1)    Notwithstanding clause (a)(z) of Subsection 2.H(1), clause (a)(z) of Subsection 2.H(2), clause (a)(z) of Subsection 2.H(3), and clause (z) of Subsection 2.I(1), Customer's rights with respect to Replacement Satellites and Successor Satellites shall not be exercisable if ***

        2.J(2)    Other than as set forth in Subsection 2.H(5), Customer's rights with respect to Interim Satellites shall not be exercisable unless ***

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND COVENANTS

3.A.    SES-LA's Representations, Warranties and Covenants.    SES-LA hereby represents, warrants and covenants to Customer as follows:

        3.A(1)    It is a limited liability company (Société Anonyme) duly organized, validly existing and in good standing under the laws of Luxembourg. It is duly licensed or qualified to do business as a foreign entity in all jurisdictions where the failure to be so qualified would materially adversely affect its ability to perform its obligations hereunder. It has all requisite power and authority to own its properties and carry on its business as now conducted.

        3.A(2)    Subject to the Board of Directors approval contemplated by Section 10.Q, the execution, delivery and performance (as provided herein) by SES-LA of this Agreement has been duly authorized by all requisite corporate action of SES-LA (including without limitation any necessary action of its directors and shareholders) and will not violate any applicable provisions of law or any order of any court or any agency of government and will not conflict with or result in a breach under (a) its constating documents, or (b) any material agreement to which SES-LA is a party or by which it is bound. This Agreement is a legal, valid and binding obligation of SES-LA, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

        3.A(3)    SES-LA has not retained or authorized anyone to represent it as a broker or finder in connection with this Agreement.

        3.A(4)    In connection with SES-LA's performance under this Agreement, SES-LA shall comply in all material respects with all applicable laws, regulations, or orders of any Governmental Entity ***

        3.A(5)    [Reserved]

        3.A(6)    Neither SES-LA nor any of its Affiliates shall place another satellite in service that would cause interference with the 77° W.L. Frequencies.

        3.A(7)    SES-LA shall not amend the Construction Contract in a way that would adversely impact Customer and SES-LA shall not terminate the Construction Contract, in either case without the express written concurrence of Customer, provided that Customer's concurrence shall not be required if notice has been given of the termination of this Agreement.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

        3.A(8)    Except with respect to the "QuetzSat-1" designation, SES-LA hereby grants to Customer and any successor owner of the QuetzSat-1 Satellite and their respective Affiliates (a) a non-exclusive, royalty-free, fully-paid-up and irrevocable license under all patents, copyrights, trade secrets and other intellectual property of SES-LA and its Affiliates necessary for Customer to use the QuetzSat-1 Satellite for the purposes permitted hereunder *** such license to expire on the expiration or termination of this Agreement (except in the case of a Purchased Satellite, for which such license shall expire on the End-of-Life of the Purchased Satellite), and (b) the right to sub-license the license described in clause (a) to DISH Network and/or EchoStar and/or their Affiliates under terms that are consistent with clause (a).

        3.A(9)    SES-LA's Program Management for a Satellite shall apply at least the same degree of care as ***

        3.A(10)    In the construction, insurance and launch of each Satellite pursuant to this Agreement, SES-LA agrees to use good faith efforts to *** For the avoidance of doubt, the "construction" activities covered above shall include SES-LA's efforts to implement changes requested by Customer under Subsection 1.B(6).

        3.A(11)    [Reserved]

        3.A(12)    [Reserved]

        3.A(13)    As of the Effective Date and to the best of the present knowledge and belief of SES-LA, after reasonable investigation, ***

        3.A(14)    As of the Effective Date and to the best of the present knowledge and belief of SES-LA, after reasonable investigation (except as set forth to the contrary herein), QuetzSat is in compliance with the terms, conditions and requirements of all of the Authorizations comprising the 77° W.L. License that have been received by QuetzSat to date (including without limitation the Concession) and there has occurred no violation of, default (with or without notice or lapse of time or both) under, or event giving to any person or entity any right of revocation, modification, suspension, cancellation or termination (with or without notice or lapse of time or both) of any such Authorization. All of the Authorizations comprising the 77° W.L. License that have been received by SES-LA and its Affiliates to date are held by QuetzSat.

        3.A(15)    As of the Effective Date and to the best of the present knowledge and belief of SES-LA, after reasonable investigation, all of the Authorizations comprising the 77° W.L. License that have been received by QuetzSat to date (including without limitation the Concession) (a) are valid and in full force and effect, (b) have not been stayed, and (c) are not subject to any request for stay, reconsideration, review or judicial appeal.

        3.A(16)    SES-LA has not received notice of any revocation, modification, suspension, cancellation or termination of any Authorization comprising the 77° W.L. License that has been received by QuetzSat to date (including without limitation the Concession) and is not aware of any fact and has not received any communication, formal or informal, indicating that any Governmental Entity is considering revoking, modifying adversely, suspending, canceling, rescinding or terminating any such Authorization (including without limitation the Concession).

        3.A(17)    As of the Effective Date and to the best of the present knowledge and belief of SES-LA, after reasonable investigation, this Agreement and the operation of the Satellite contemplated hereby, including without limitation the TT&C functions described herein, complies with all of the Authorizations comprising the 77° W.L. License that have been received by QuetzSat to date (including without limitation the Concession).

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

        3.A(18)    SES-LA has irrevocably delegated to *** authority to make all decisions on behalf of SES-LA relating to the *** SES-LA shall be responsible for the actions or inactions of *** as to such delegated authority as if the same were actions or inactions of SES-LA *** under Subsection 1.B(3) shall be ***

        3.A(19)    SES-LA (a) has the right to provide Service to Customer on the Satellite, and (b) is party to and shall maintain agreements with QuetzSat and other Affiliates of SES LA that grant SES-LA all rights held by QuetzSat and all other Affiliates of SES-LA necessary for SES-LA to provide Customer with Service as stated in this Agreement throughout the Service Term, for SES-LA to otherwise perform its obligations hereunder, and for Customer to exercise its rights and otherwise receive all benefits anticipated hereunder.

        3.A(20)    Certain of the obligations to be performed by SES-LA as stated in this Agreement will be performed on behalf of SES-LA by one or more Affiliates of SES-LA. SES-LA shall cause each such Affiliate to perform such obligations and shall be responsible for the actions or inactions of such Affiliates as to such obligations as if the same were actions or inactions of SES-LA.

        3.A(21)    From the Effective Date until the later of (a) termination of this Agreement pursuant to Article 9, or (b) expiration of this Agreement in accordance with Subsection 9.F(1), SES-LA and its Affiliates agree not to ***

3.B.    Customer's Representations, Warranties and Covenants.    Customer hereby represents, warrants and covenants to SES-LA as follows:

        3.B(1)    It is a corporation duly organized, validly existing and in good standing under the laws of Delaware. It is duly licensed or qualified to do business as a foreign entity in all jurisdictions where the failure to be so qualified would materially adversely affect its ability to perform its obligations hereunder. It has all requisite power and authority to own its properties and carry on its business as now conducted.

        3.B(2)    Subject to the Board of Directors approval contemplated by Section 10.Q, the execution, delivery and performance (as provided herein) by Customer of this Agreement has been duly authorized by all requisite corporate action of Customer (including without limitation any necessary action of its directors and shareholders) and will not violate any applicable provisions of law or any order of any court or agency of government and will not conflict with or result in a breach under (a) its Articles of Incorporation or By-Laws, or (b) any material agreement to which Customer is a party or by which it is bound. This Agreement is a legal, valid and binding obligation of Customer, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

        3.B(3)    Customer has not employed or authorized anyone to represent it as a broker or finder in connection with this Agreement.

        3.B(4)    *** in connection with Customer's performance under this Agreement, Customer shall comply in all material respects with all applicable laws, regulations, or orders of any Governmental Entity, including without limitation those governing content of transmissions and all SCT, COFETEL and FCC license requirements.

        3.B(5)    Customer shall properly illuminate and shall use commercially reasonable efforts to cause third parties that Customer authorizes to use the Service to properly illuminate the Transponders.

        3.B(6)    [Reserved]

        3.B(7)    Customer hereby grants SES-LA and any successor owner of the QuetzSat-1 Satellite and their respective Affiliates a non-exclusive, royalty-free, fully-paid-up and irrevocable license under all patents, copyrights, trade secrets and other intellectual property of Customer and its Affiliates necessary for SES-LA ***

        3.B(8)    As of the Effective Date and to the best of the present knowledge and belief of Customer, after reasonable investigation, Customer and its Affiliates are in compliance with the terms, conditions and requirements of all of the FCC Approvals received by Customer and its Affiliates to date and there has occurred no violation of, default (with or without notice or lapse of time or both) under, or event giving to any person or entity any right of revocation, modification, suspension, cancellation or termination (with or without notice or lapse of time or both) of any such FCC Approvals.

        3.B(9)    As of the Effective Date and to the best of the present knowledge and belief of Customer, after reasonable investigation, all of the FCC Approvals received by Customer and its Affiliates to date (a) are valid and in full force and effect, (b) have not been stayed, and (c) are not subject to any request for stay, reconsideration, review or judicial appeal.

        3.B(10)    Customer and its Affiliates have not received notice of any revocation, modification, suspension, cancellation or termination of any FCC Approvals received by Customer and its Affiliates to date and are not aware of any fact and has not received any communication, formal or informal, indicating that any Governmental Entity is considering revoking, modifying adversely, suspending, canceling, rescinding or terminating any such FCC Approvals.

        3.B(11)    As of the Effective Date and to the best of the present knowledge and belief of Customer, after reasonable investigation, this Agreement and the operation of the Satellite contemplated hereby, including without limitation the TT&C functions described herein, complies with all of the FCC Approvals received by Customer and its Affiliates to date.

        3.B(12)    Customer shall be responsible for any breaches of this Agreement resulting from the actions or inactions of Customer's Affiliates as if the same were actions or inactions of Customer.

3.C.    [Reserved]

3.D.    SES S.A.'s Representations, Warranties and Covenants.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

        3.D(1)    SES S.A. hereby represents, warrants, and covenants, solely with respect to the obligation set forth in Subsection 3.D(2), as follows:

          3.D(1)(a)    It is a limited liability company (Société Anonyme) duly organized and validly existing under the laws of Luxembourg. It is duly licensed, qualified or registered to do business in all jurisdictions where the failure to be so licensed, qualified or registered would materially adversely affect its ability to perform the obligation set forth in Subsection 3.D(2). It has all requisite power and authority to own its properties and carry on its business as now conducted.

          3.D(1)(b)    Subject to the Board of Directors approval contemplated by Section 10.Q, the execution, delivery and performance (as provided herein) by SES S.A. of the obligation set forth in Subsection 3.D(2) has been duly authorized by all requisite corporate action of SES S.A. (including without limitation any necessary action of its directors and shareholders) and will not violate any applicable provisions of law or any order of any court or agency of government and will not conflict with or result in a breach under (i) its organizational documents or by-laws, or (ii) any material agreement to which SES S.A. is a party or by which it is bound.

          3.D(1)(c)    It is receiving sufficient consideration for the obligation set forth in Subsection 3.D(2), including but not limited to (i) the consideration underlying this Agreement, and (ii) the expectation that it and/or its Affiliates will obtain certain benefits in connection with providing the Service to Customer under this Agreement.

        3.D(2)    SES S.A. hereby agrees that it, and any successor entity thereto that is the ultimate parent of SES-LA, is absolutely, irrevocably, unconditionally and continually obligated to Customer to perform fully and timely all of the payment and other obligations and covenants of SES-LA hereunder (the "SES Guarantee").

        3.D(3)    SES S.A. waives presentment to, demand of payment from, and protest to SES-LA or any other person of any of SES-LA's obligations, and also waives notice of acceptance of the SES Guarantee and notice of protest for nonpayment. SES S.A. further agrees that the SES Guarantee constitutes a guarantee of payment when due and not of collection and that its obligations hereunder shall not be discharged, impaired or otherwise affected by (a) the failure of Customer to assert any claim or demand or enforce any right or remedy against SES-LA or any other person under the provisions of this Agreement or otherwise, (b) any rescission, waiver, amendment or modification of any of the provisions of this Agreement or any other agreement, (c) any invalidity, illegality or unenforceability of any of the obligations of SES-LA or any other person, or any partial performance, or any default, failure or delay, willful or otherwise, in the performance of any of such obligations, (d) the taking or release of any security for or other guarantee of SES-LA's obligations, (e) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against SES-LA or any other person, including any discharge of, or bar or stay against collecting, any portion of SES-LA's or other person's obligations in or as a result of any such proceeding, or (f) any other act or omission which may or might in any manner or to any extent vary the risk of SES S.A. or otherwise operate as a discharge of SES S.A. as a matter of law or equity, other than the payment in full of SES-LA's obligations.

        3.D(4)    Notwithstanding anything to the contrary contained herein, the amount of the obligations payable by SES S.A. under the SES Guarantee shall be the aggregate amounts owed by SES-LA under this Agreement, unless a court of competent jurisdiction adjudicates the SES Guarantee to be invalid, avoidable or unenforceable for any reason (including without limitation because of any applicable state or federal law relating to fraudulent conveyances or transfers), in which case the amount of the obligations payable by SES S.A. under the SES Guarantee shall be limited to the maximum amount that could be guaranteed by SES S.A. without rendering such obligations invalid, avoidable or unenforceable under such applicable law.

        3.D(5)    SES S.A. further agrees that the SES Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of SES-LA's obligations is rescinded or must otherwise be returned by Customer for any reason, including upon the bankruptcy or reorganization of SES-LA or any other person.

ARTICLE 4. SERVICE RESPONSIBILITIES

4.A.    Laws and Regulations Governing Service.    Construction, launch, location and operation of the Satellite, SES-LA's satellite system, and Customer's and SES-LA's performance of all obligations pursuant to this Agreement, are subject to all applicable laws and regulations of Mexico, the United States and other relevant jurisdictions, including without limitation ITAR and EAR, the Ley Federal de Telecomunicaciones (Mexico), as amended, the Communications Act, all applicable policies, decisions, orders, rules and regulations of SCT, COFETEL, COFECO and the FCC, and coordination agreements with other operators and administrations, provided that it is understood that location and operation of the Satellite at the Orbital Location shall be subject to the licensing jurisdiction of Mexico and that the United States shall not have responsibility for the Satellite during its location and operation at the Orbital Location. Unless otherwise specified in this Agreement *** this Section 4.A shall take precedence over any terms and conditions of this Agreement that could otherwise result in an action contrary to applicable laws and regulations.

4.B.    Use Conditions.

        4.B(1)    Customer shall use the Service in accordance with (a) all applicable laws and regulations *** and (b) the conditions of use to be contained in a Commercial Operations Systems User's Guide to be agreed to by SES-LA, Customer and DISH Network with respect to the DISH Payload and a Commercial Operations Systems User's Guide to be agreed to by SES-LA, Customer and EchoStar with respect to the EchoStar Payload (collectively the "User's Guides"). *** Customer shall not use the Service for any unlawful purpose, including violation of laws governing the content of material transmitted using the Service. *** SES-LA shall also provide continuous monitoring of the Satellite in accordance with generally accepted industry standards.

        4.B(2)    Customer shall be responsible for the failure of third parties (e.g., subcontractors) who Customer utilizes in conjunction with the Service ("Customer's Designees") to meet the requirements of Subsection 4.B(1) as if such failures were actions of Customer.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ARTICLE 5. OPERATIONAL MATTERS

5.A.    Service Access.    Customer is responsible for providing, operating and maintaining the equipment necessary to access the Satellite and Service. When signals are being transmitted from an earth station provided by Customer, Customer shall be responsible for proper illumination of the Transponders. Should improper illumination be detected by SES-LA, Customer shall be notified and shall take corrective action promptly. *** Customer at its expense shall provide SES-LA with any descrambling or decoding devices that may be required for signal monitoring. At a mutually agreed time, and prior to Customer transmitting from its earth station(s), Customer shall demonstrate to SES-LA's designated Technical Operations Center that its earth station(s) comply with the satellite access specifications contained in the User's Guides.

***

5.C.    Certain Other Operational Matters.

        5.C(1)    SES-LA, Customer, DISH Network and EchoStar shall participate in monthly meetings to discuss the status of and developments in the construction, launch and insurance of the Satellite. In such meetings, SES-LA shall provide updates on, among other things, the decisions made in the "Trouble Review Board" and "Test Review Board" meetings. Without limitation of Subsection 1.B(5), Customer, DISH Network and EchoStar shall be provided with copies of or, at SES-LA's election, access to full manufacturing test data (i.e., "box level") of components of special importance to the payload performance.

        5.C(2)    Without limitation of Subsection 1.B(5), Customer, DISH Network and EchoStar shall have the right to witness (with a reasonable number of attendees) in-orbit testing of the Satellite from the SES-LA station at which the tests are controlled, and to receive the complete IOT test data results.

        5.C(3)    SES-LA shall provide to Customer, DISH Network and EchoStar monthly health reports on the Satellite in a form to be agreed by the parties consistent with industry practice.

        5.C(4)    Prior to the In-Service Date of the Satellite, SES-LA, Customer, DISH Network and EchoStar shall document a procedure to govern the methods by which the network operation center(s) of DISH Network and EchoStar (or their permitted designees) shall instruct SES-LA's network operation center as to changes in their respective payload configurations, including transmission parameters ***

        5.C(5)    In the event that SES-LA receives conflicting directions as to payload-related matters, SES-LA (a) shall follow DISH Network's directions with respect to the DISH Payload, so long as such directions do not impact the EchoStar Payload, and (b) shall follow EchoStar's directions with respect to ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ARTICLE 6. INDEMNIFICATION

6.A.    By Customer.

        6.A(1)    General.    Upon notice by SES-LA to Customer, Customer shall have the obligation to indemnify, defend and hold harmless, or at its option to settle, and Customer agrees, at its own expense, to defend or at its option to settle, any third-party claim (including those of Customer's Designees) (including, to the extent permitted by law, any fines and penalties), suit, or proceeding brought against SES-LA and/or any of its Affiliates arising out of, resulting from or in connection with any failure to provide Service or any use of Service provided hereunder. The defense provided by Customer shall be conducted by principal counsel which is *** Customer agrees to pay any final judgment or settlement entered against SES-LA on such issue in any such suit or proceeding defended by Customer. SES-LA shall notify Customer promptly in writing of any such claim, suit or proceeding, and at Customer's expense give Customer proper and full information, of which it is aware, and reasonable assistance to settle and/or to defend any such claim, suit, or proceeding. Notwithstanding the foregoing, this indemnity shall not apply to the extent that the loss is based on third-party claims (including those of Customer's Designees) that arise from *** Customer shall not be liable for any cost or expense incurred by SES-LA in connection with a claim within the scope of this Subsection 6.A(1) without Customer's authorization.

        6.A(2)    ITAR and EAR-Related.    With respect to any access, documents or other information that is provided to Customer under this Agreement ***

6.B.    By SES-LA.

        6.B(1)    Patent Infringement.

          6.B(1)(a)    Upon notice by Customer to SES-LA, SES-LA shall have the obligation to indemnify, defend and hold harmless, or at its option to settle, and SES-LA agrees, at its own expense, to defend or at its option to settle, any claim (including, to the extent permitted by law, any fines and penalties), suit, or proceeding brought against Customer, DISH Network and EchoStar and/or any of their Affiliates by a third party *** The defense provided by SES-LA shall be conducted by principal counsel which is *** DISH Network and EchoStar. SES-LA agrees to pay any final judgment or settlement entered against Customer, DISH Network and EchoStar on such issue in any such suit or proceeding defended by SES-LA. Customer shall notify SES-LA promptly in writing of any such claim, suit or proceeding, and at SES-LA's expense, give SES-LA proper and full information, of which it is aware, and reasonable assistance to settle and/or to defend any such claim, suit, or proceeding. *** SES-LA shall not be liable for any cost or expense incurred by Customer, DISH Network and EchoStar in connection with a claim within the scope of this Subsection 6.B(1) without SES-LA's authorization. *** Subsection 6.B(1) states the entire obligation of SES-LA, and the exclusive remedy of Customer, DISH Network and EchoStar, with respect to ***

        6.B(2)    ITAR and EAR-Related.    With respect to any access, documents or other information that is provided to SES-LA under this Agreement, ***

6.C.    Survival.    The provisions of this Article 6 shall survive expiration or termination of this Agreement indefinitely.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ARTICLE 7. WARRANTY DISCLAIMER; LIMITATION OF LIABILITY

7.A.    Warranty Disclaimer.    No warranties, express, implied, or statutory, including any warranty of merchantability or fitness for a particular purpose, apply to Service provided hereunder or the equipment and facilities used to provide Service. The conveying by SES-LA of proprietary information or other information to Customer shall in no way alter this disclaimer.

7.B.    Limitation of Liability.

        7.B(1)    As a material condition of entering into this Agreement at the price specified herein, and in regard to any and all causes arising out of or relating to this Agreement, including but not limited to claims of negligence, breach of contract or warranty, failure of a remedy to accomplish its essential purpose or otherwise, Customer agrees that SES-LA's and its Affiliates' entire liability shall not exceed, in the aggregate ***

        7.B(2)    As a material condition of entering into this Agreement at the price specified herein, and in regard to any and all causes arising out of or relating to this Agreement, including but not limited to claims of negligence, breach of contract or warranty, failure of a remedy to accomplish its essential purpose or otherwise, SES-LA agrees that Customer's and its Affiliates' entire liability shall not exceed, in the aggregate ***

        7.B(3)    Each party agrees that in no event shall the other party, Affiliates of such other party, Vendor, or LSA Vendor be liable to the first party for any indirect, incidental, consequential, punitive, special or other similar damages (whether in contract, tort (including without limitation negligence), strict liability or under any other theory of liability), including but not limited to loss of actual or anticipated revenues or profits, loss of business, customers or good will. (For clarification purposes, the foregoing sentence does not apply to the obligations in Sections 6.A or 6.B as to claims by third parties.)

7.C.    Survival.    The provisions of this Article 7 shall survive expiration or termination of this Agreement indefinitely.

ARTICLE 8. CONFIDENTIALITY AND NONDISCLOSURE

8.A.    Certain Information Regarding Service.    Except for disclosures required by a court or governmental agency or to assignees permitted under Section 10.I, each party hereby agrees not to disclose to third parties (without the prior written consent of the other party) the material terms and conditions of this Agreement and the Secondary Agreements (including but not limited to the prices, payment terms, schedules, protection arrangements, and restoration provisions thereof), and all information provided to Customer, DISH Network and EchoStar and SES-LA related to the design and performance characteristics of the Satellite, and any subsystems or components thereof, including the Transponders ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

8.B.    Proprietary Information.

        8.B(1)    To the extent that either party discloses to the other any other information which it considers proprietary or is proprietary information of a third party, in written or tangible form, said party shall identify such information as proprietary when disclosing it to the other party by marking it clearly and conspicuously as proprietary information. Any proprietary disclosure to either party, if made orally, shall be identified as proprietary information at the time of disclosure, if the disclosing party wishes to keep such information proprietary under this Agreement. Any such information disclosed under this Agreement shall be used by the recipient thereof only in its performance under this Agreement.

        8.B(2)    Neither party shall be liable for the inadvertent or accidental disclosure of such information marked as proprietary, if such disclosure occurs despite the exercising of the same degree of care as the receiving party normally takes to preserve and safeguard its own proprietary information (but not less than reasonable care) or if such information (a) is or becomes lawfully available to the public from a source other than the receiving party before or during the period of this Agreement, (b) is released in writing by the disclosing party without restrictions, (c) is lawfully obtained by the receiving party from a third party or parties without obligation of confidentiality, (d) is lawfully known by the receiving party prior to such disclosure and is not subject to any confidentiality obligations, or (e) is at any time lawfully developed by the receiving party completely independently of any such disclosure or disclosures from the disclosing party.

        8.B(3)    In addition, neither party shall be liable for the disclosure of any proprietary information which it receives under this Agreement or the Secondary Agreements pursuant to judicial action or decree, or pursuant to any requirement of any Governmental Entity or any agency or department thereof, having jurisdiction over such party, provided that in the reasonable opinion of counsel for such party such disclosure is required, and provided further that such party shall have given the other party notice, to the extent reasonably practicable, prior to such disclosure.

        8.B(4)    Customer, DISH Network, EchoStar and SES-LA agree to negotiate in good faith a five-party non-disclosure agreement with Vendor for information to be disclosed related to this Agreement.

8.C.    Survival.    The provisions of this Article 8 are in addition to, and not in lieu of, any agreements of the parties regarding confidentiality executed by the parties on or before the date hereof and shall survive expiration or termination of this Agreement indefinitely.

 ARTICLE 9. TERMINATION

        9.A.    Termination for Default.    In addition to any rights of termination provided in other Articles of this Agreement, either party may terminate this Agreement (a "Termination for Default") (such a termination by Customer constituting a Refund Eligible Termination) by giving the other party written notice thereof in the event: (1) the other party materially breaches this Agreement (except for a breach of Article 8) and fails to cure such breach within *** days after receipt of written notice thereof (except that, if the breaching party fails to pay amounts due hereunder, such cure period shall be reduced to *** days *** and, in lieu of termination, SES-LA may, in its sole and absolute discretion (for any reason or no reason), suspend the provision to Customer of the Service, with no liability to Customer); or (2) the other party becomes insolvent or the subject of insolvency proceedings, including without limitation if the other party is judicially declared insolvent or bankrupt, or if any assignment is made of the other party's property for the benefit of its creditors, or if a receiver, conservator, trustee in bankruptcy or other similar officer is appointed by a court of competent jurisdiction to take charge of all or any substantial part of the other party's property, or if a petition is filed by or against the other party under any provision of the Ley de Concursos Mercantiles (Mexico) or the Bankruptcy Code (U.S.) now or hereafter enacted, and such proceeding is not dismissed within *** days after filing, or if a petition is filed by the other party under any provision of the Ley de Concursos Mercantiles (Mexico) or the Bankruptcy Code (U.S.) now or hereinafter enacted. The parties agree that (x) a material breach by SES-LA of the Interim Agreement, or (y) a material breach by EchoStar of the Interim Agreement, in each case following written notice and expiration of the applicable cure period (such that the non-breaching party has the right to terminate such agreement as a "Termination for Default" as defined in such agreement) shall entitle the appropriate party (i.e., Customer in the case of clause (x) and SES-LA in the case of clause (y)) to terminate this Agreement as a Termination for Default. Customer shall, and may only, exercise a Termination for Default in the event that DISH Network exercises a "Termination for Default" pursuant to the DISH Secondary Agreement.

9.B    Termination for Convenience.

        9.B(1)    This Agreement may be terminated by Customer, at any time, by written notice to SES-LA (a "9.B(1) Termination"), provided that (x) any such termination shall be effective on the date (the "9.B(1) Effective Date") that is *** after receipt of such written notice by SES-LA, and ***

9.C.    Termination for Delay or Force Majeure.

        9.C(1)    SES-LA shall keep Customer reasonably informed of Vendor's adherence to the schedule set forth in the Construction Contract. Subject to the terms in this Subsection 9.C(1) set forth below, Customer shall have the right to terminate ("Termination for Delay") this Agreement (such termination constituting a Refund Eligible Termination) if ***

9.D.    Refunds.    In the event of the expiration of this Agreement pursuant to Subsection 9.F(1), or in the event of termination by Customer or wrongful termination by SES-LA pursuant to this Agreement, SES-LA shall refund any portion *** By way of clarification, this Section 9.D shall not limit Customer's rights under this Agreement, at law, in equity or otherwise, in the event of Termination for Default or otherwise by Customer.

9.E.    Termination Liability.    In the event of a Termination for Default by SES-LA, SES-LA shall be entitled to retain ***

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

9.F.    Expiration of Agreement/Survival.

        9.F(1)    This Agreement shall expire on the later of (a) the date that is *** days after the end of the Service Term (or *** days after the date of a Satellite Failure occurring prior to the In-Service Date) for any Satellite (including any Replacement Satellite or Successor Satellite), if by such date Customer has not exercised its option to require SES-LA to construct, launch, and provide the Service to Customer on, a Replacement Satellite or a Successor Satellite, or (b) the end of the period during which an Interim Satellite is located at the Orbital Location in accordance with the terms of Subsection 2.H(5).

        9.F(2)    Neither party shall have any further rights, obligations or liability to the other under this Agreement in the event of the termination or expiration of this Agreement, except for any rights, obligations or liability (a) arising prior to such termination or expiration, (b) expressly arising upon or as a result of such termination or expiration, (c) expressly described in this Agreement as surviving such expiration or termination, (d) that logically would be expected to survive termination or expiration, or (e) arising as a result of or in connection with the representations, warranties and covenants in Article 3. ***

ARTICLE 10. GENERAL PROVISIONS

10.A.    Force Majeure.    If a Force Majeure Event under this Agreement has occurred and is continuing, then the performance obligations of the party directly affected by such Force Majeure Event under this Agreement shall be tolled for the duration of such Force Majeure Event and such party shall not be liable to the other by reason of any delay or failure in performance of this Agreement which arises out of such Force Majeure Event, provided that the party directly affected by such Force Majeure Event shall promptly take and continue to take all reasonable actions to abate such Force Majeure Event as soon as possible. *** If Service is unavailable as a result of a Force Majeure Event affecting the Satellite, then Customer's obligation to pay the MRCs shall be suspended during such period Service is unavailable and shall resume upon the Service becoming available.

10.B.    No Implied License.    Except to the extent that the Satellite and associated equipment are used for the Intended Purpose (or as otherwise set forth to the contrary in this Agreement), the provision of services or the conveying of any information under this Agreement shall not convey any license by implication, estoppel or otherwise, under any patents or other intellectual property rights of Customer or SES-LA, and their Affiliates, contractors and vendors (including Vendor).

10.C.    No Third-Party Rights; No Fiduciary Relationship.    *** this Agreement does not, is not intended to, and shall not be deemed or construed by the parties or by any third party to confer any enforceable rights or remedies on, or create any obligations or interests in, any person other than the signatories to this Agreement; or to create the relationship of principal and agent, partnership or joint venture or any other fiduciary relationship or association among the signatories to this Agreement.

10.D.    No Waiver; Remedies Cumulative.    No waiver, alteration, or modification of any of the terms of this Agreement shall be binding unless in writing and signed by all parties. All remedies and rights hereunder and those available at law or in equity shall be cumulative and the exercise by a party of any such right or remedy shall not preclude the exercise of any other right or remedy available under this Agreement, at law or in equity.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

10.E.    Costs and Legal Fees.    In any action brought with respect to this Agreement by one party hereto against the other party hereto, in addition to any other money damages awarded by a court of competent jurisdiction, the prevailing party shall be entitled to recover from the other party its reasonable costs, including reasonable legal fees, in successfully bringing or defending against such action.

10.F.    Governing Law and Exclusive Jurisdiction.

        10.F(1)    Each party hereby irrevocably and unconditionally agrees that the relationship between the parties, including without limitation all disputes, controversies or claims, whether arising in contract, tort, or under statute, shall be governed by and construed in accordance with the laws of the State of New York, applicable to contracts to be made and performed entirely within the State of New York by residents of the State of New York, without giving any effect to its conflict of law provisions.

        10.F(2)    Each party hereby irrevocably and unconditionally (a) agrees that any suit, action or proceeding with respect to this Agreement shall be instituted only in the trial court of New York, New York, or the U.S. District Court for the Southern District of New York (and appellate courts from any of the foregoing), as such party may elect in its sole and absolute discretion (for any reason or no reason), (b) consents and submits, for itself and its property, to the jurisdiction of such courts for the purpose of any such suit, action or proceeding instituted against it by any other, and (c) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

        10.F(3)    Each party hereby irrevocably and unconditionally agrees that service of all writs, process and summonses in any suit, action or proceeding pursuant to Subsection 10.F(2) may be effected by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address for notices pursuant to Section 1.D, such service to become effective thirty (30) days after such mailing, provided that nothing contained in this Subsection 10.F(3) shall affect the right of any party to serve process in any other manner permitted by law.

        10.F(4)    Each party hereby irrevocably and unconditionally (a) waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court specified in clause (a) of Subsection 10.F(2), (b) waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (c) agrees not to plead or claim either of the foregoing.

        10.F(5)    The provisions of this Section 10.F shall survive expiration or termination of this Agreement indefinitely. ***

10.H.    Headings; Severability; Customer Purchase Orders.    All titles and headings in this Agreement are for reference purposes only; they shall not affect the meaning or construction of the terms of this Agreement. If any part or parts of this Agreement are held to be invalid, the remaining parts of the Agreement shall continue to be valid and enforceable. Customer agrees that any purchase order or other similar document that Customer may issue in connection with this Agreement shall be for Customer's internal purposes only and, therefore, even if acknowledged by SES-LA, shall not in any way add to, subtract from, or in any way modify the terms and conditions of this Agreement.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

10.I.    Assignment and Other Third Party Use.

        10.I(1)    Customer shall have the right to assign or transfer (which, for clarification purposes, shall include the right to sublease) its rights or obligations in whole or in part under this Agreement, provided that Customer shall obtain SES-LA's prior written consent, ***

        10.I(2)    SES-LA shall, without Customer's prior consent, have the right to assign or transfer its rights or obligations in whole or in part under this Agreement to any Affiliate or third party, provided that ***

        10.I(3)    The provisions hereof shall be binding on and inure to the benefit of the parties, their successors and permitted assigns. The provisions hereof shall not apply to transactions with subscribers or other end users in their capacity as such.

10.J.    Inter-Party Waiver.    Customer, on behalf of itself and its officers, employees, Affiliates, agents, insurers, owners and customers, agrees to accept the inter-party waiver and related indemnity provisions required by the applicable Launch Service Agreement for a launch, modified so as to apply to Customer and LSA Vendor. SES-LA likewise, on behalf of itself and its officers, employees, Affiliates, agents, insurers, owners and customers, agrees to accept the inter-party waiver and related indemnity provisions required by the applicable Launch Service Agreement for a launch, modified so as to apply to SES-LA and LSA Vendor. In no event shall such inter-party waiver and related indemnity provisions have any effect on the rights, obligations and liabilities of and between Customer and SES-LA under this Agreement.

10.K.    Publicity.    Neither party shall in any way or in any form publicize or advertise in any manner this Agreement or the Services to be provided pursuant to this Agreement without the express written approval (which shall not be unreasonably withheld, conditioned or delayed) of the other party, obtained in advance, for each item of advertising or publicity. The foregoing prohibition shall include but not be limited to news releases, letters, correspondence, literature, promotional materials or displays of any nature or form (for clarification purposes, the foregoing shall not apply to the marketing of the Service by Customer to prospective third-party customers). Each request for approval hereunder shall be submitted in writing to the representative designated in writing; and approval, in each instance, shall be effective only if in writing and signed by said representative. Nothing herein shall prevent either party from providing SCT, COFETEL, the FCC, or any other Governmental Entity, information concerning this Agreement as required by law or in response to a request for information by such Governmental Entity, provided that the party providing such information shall have given the other party notice, to the extent reasonably practicable, prior to such disclosure. Notwithstanding the foregoing, either party may refer to the fact that SES-LA is providing the Service to Customer without the other party's prior approval so long as such statements are limited to a statement of such fact and are not an endorsement (positive or negative) of any product or service.

10.L.    ITAR/EAR.    Information exchanged under this Agreement may be subject to U.S. export control laws and regulations, such as the ITAR and the EAR. The parties agree that information subject to the export control laws and regulations shall not be disclosed or transferred to a third party without first obtaining written approval from the disclosing party and complying with all applicable U.S. export control laws and regulations.

10.M.    Currency.    All monetary amounts in this Agreement are expressed in U.S. dollars and shall be paid in U.S. dollars.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

10.N.    Documents.    Subject to compliance with applicable legal requirements of Mexico and the United States (e.g., ITAR and EAR), each party agrees to provide information and to execute, and if necessary to file with the appropriate Governmental Entities and international organizations, such documents as the other party shall reasonably request in order to carry out the purposes of this Agreement.

10.O.    [Reserved]

10.P.    Entire Agreement.    This Agreement contains the entire and exclusive understanding of the parties with respect to the subject matters hereof and, except (1) as expressly set forth to the contrary in Section 8.C, (2) for the Interim Agreement, *** (5) for the Secondary Agreements, and (6) for the 77° W.L. Agreement, supersedes all prior negotiations and agreements between the parties with respect thereto. To the extent that any Attachment may be inconsistent with the text of the Agreement, the text of the Agreement shall control.

10.Q.    Board Approval.    This Agreement is subject to approval by the Boards of Directors of Customer, SES-LA ***, and the approval of the Boards of Directors, member(s) or manager(s), as applicable, for the relevant parties to the other agreements (e.g., the DISH Secondary Agreement ***) to be executed and delivered concurrent with the execution and delivery of this Agreement.

***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ARTICLE 11. DEFINITIONS

        As used in this Agreement:

A.	"9.B(1) Effective Date" shall have the meaning specified in Subsection 9.B(1).
B.	"9.B(1) Termination" shall have the meaning specified in Subsection 9.B(1).
C.	"9.B(2) Termination" shall have the meaning specified in Subsection 9.B(2).
D.
"77° W.L. Agreement" means the Agreement Regarding 77° W.L. BSS Frequencies among SES-LA (formerly known as SES GLOBAL Latin America, S.A.), *** DISH Network, *** dated 17 November 2004, as such agreement has concurrently been amended and may be amended in the future. (The rights and obligations of DISH Network were assigned to EchoStar in connection with the recent spin-off of certain businesses and assets of DISH Network Corporation and its Affiliates.)
E.	"77° W.L. Frequencies" means the thirty-two (32) Ku-Band BSS frequencies at the Orbital Location assigned to the Republic of Mexico by the ITU Region 2 Plan for BSS.
F.	"77° W.L. License" shall have the meaning specified in Subsection 2.G(1).
G.	***
K.
"Affiliate" means, with respect to a party, any person or entity (1) more than fifty percent (50%) of the capital securities of which on an as-converted basis are owned by, or (2) directly or indirectly controlling, controlled by, or under common control with, such party at the time when the determination of affiliation is being made. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to a person or entity, shall mean the possession, directly or indirectly, of the power to (a) direct or cause the direction of management policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise, or (b) select a majority of the Board of Directors of such person or entity. ***
L.	"Agreement" shall have the meaning specified in Section 1.A.
M.	"Alternate Capacity" shall have the meaning specified in Subsection 2.G(8).
N.	"Alternate Orbital Location" shall have the meaning specified in Subsection 2.G(10).
O.	"Amendment #1 to the 77° W.L. Agreement" means Amendment #1 to Agreement Regarding 77° W.L. BSS Frequencies effective as of 24 November 2008 between EchoStar, Customer, ***, SES-LA ***
P.
"Authorization" means any authorization, order, permit, approval, forbearance decision, grant, license, consent, right, franchise, privilege or certificate of any Governmental Entity of competent jurisdiction, whether or not having the force of law.
Q.	***
***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

R.	"BSS" means the Broadcasting-Satellite Service, as defined by the Radio Regulations of the ITU.
S.	"Business Day" means Monday through Friday, 8:30 a.m. to 5:00 p.m. (local time in New York, New York USA) exclusive of banking holidays observed in New York, New York USA.
T.	"Capacity Obligation" shall have the meaning specified in Subsection 2.G(8).
U.	"COFECO" means Mexico's Comisión Federal de Competencia and any successor agency thereto.
V.	"COFETEL" means Mexico's Comisión Federal de Telecomunicaciones and any successor agency thereto.
W.	"Communications Act" means the Communications Act of 1934 (United States), as amended.
X.	"Concession" shall have the meaning specified in Subsection 2.G(3).
Y.	"Construction Contract" shall have the meaning specified in Subsection 1.B(2).
Z.	"Continuation Payments" shall have the meaning specified in Section 9.G.
AA.	***
BB.	"Customer" shall have the meaning specified in the preamble paragraph.
CC.	"Customer's Designees" shall have the meaning specified in Subsection 4.B(2).
DD.	"DISH FCC Approvals" shall have the meaning specified in Subsection 2.G(2).
EE.	"DISH Material Adverse Effect" means:

(1) a material adverse effect on (a) DISH Network's ability to realize the benefits anticipated under this Agreement and/or the DISH Secondary Agreement, (b) the business, assets, operations, prospects or condition (financial or otherwise) of DISH Network and its Affiliates, taken as a whole, or (c) the use by or benefit to DISH Network of the 77° W.L. Frequencies, excluding (for each of clauses (a), (b) and (c)) any change or development resulting from (i) events adversely affecting any of the principal markets served by the businesses of DISH Network or any of its Affiliates, or (ii) general economic conditions, including changes in the economies of any of the jurisdictions in which DISH Network or any of its Affiliates conduct business; and/or

(2) with respect to any Authorization or other consent, that such Authorization or other consent contains a condition that would (a) have a material adverse effect (i) on DISH Network's ability to consummate the transactions contemplated by this Agreement and/or the DISH Secondary Agreement, or (ii) on DISH Network's ability to use the DISH Payload consistent with the Technical Performance Specifications and for the Intended Purpose, or (b) create any obligation on the part of DISH Network or any of its Affiliates to accept (as a condition to receipt of such Authorization or otherwise):

(i) any restriction on the right of DISH Network or any of its Affiliates to operate pursuant to *** other than (1) any restrictions generally imposed on operators of high-powered BSS services, by applicable Regulatory Provisions and restrictions of the types generally and customarily imposed by the FCC on operators of high-powered BSS services, and (2) the Concession; or
***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(ii) a requirement that DISH Network or any of its Affiliates dispose of all or any part of the *** other than any restrictions generally imposed on operators of high-powered BSS services, by applicable Regulatory Provisions and restrictions of the types generally and customarily imposed by the FCC on operators of high-powered BSS services. ***
GG.	"DISH Network" means DISH Network L.L.C., formerly known as EchoStar Satellite L.L.C., a limited liability company formed under the laws of Colorado.
HH.	"DISH Payload" means (1) for purposes of the QuetzSat-1 Satellite, twenty-four (24) 300-watt Transponders in dual-combined mode ***
II.	"DISH Secondary Agreement" means the Satellite Service Agreement for QuetzSat-1 effective as of 24 November 2008 between Customer and DISH Network.
JJ.	"DISH Transponder" means a Transponder on the DISH Payload.
KK.	"EAR" means the United States Export Administration Act and Export Administration Regulations, as amended.
LL.	"EchoStar" means EchoStar Corporation, a corporation formed under the laws of Nevada.
MM.	***
OO.	"EchoStar FCC Approvals" shall have the meaning specified in Subsection 2.G(2).
PP.	"EchoStar Material Adverse Effect" means:

(1) a material adverse effect on (a) EchoStar's ability to realize the benefits anticipated under this Agreement and/or the EchoStar Secondary Agreement, (b) the business, assets, operations, prospects or condition (financial or otherwise) of EchoStar and its Affiliates, taken as a whole, or (c) the use by or benefit to EchoStar of the 77° W.L. Frequencies, excluding (for each of clauses (a), (b) and (c)) any change or development resulting from (i) events adversely affecting any of the principal markets served by the businesses of EchoStar or any of its Affiliates, or (ii) general economic conditions, including changes in the economies of any of the jurisdictions in which EchoStar or any of its Affiliates conduct business; and/or

(2) with respect to any Authorization or other consent, that such Authorization or other consent contains a condition that would (a) have a material adverse effect (i) on EchoStar's ability to consummate the transactions contemplated by this Agreement and/or the EchoStar Secondary Agreement, or (ii) on EchoStar's ability to use the EchoStar Payload consistent with the Technical Performance Specifications and for the Intended Purpose, or (b) create any obligation on the part of EchoStar or any of its Affiliates to accept (as a condition to receipt of such Authorization or otherwise):

(i) any restriction on the right of EchoStar or any of its Affiliates to operate pursuant to (A) the 77° W.L. License, (B) the BSS authorizations held by EchoStar and its Affiliates with respect to frequency channels at *** other than (1) any restrictions generally imposed on operators of high-powered BSS services, by applicable Regulatory Provisions and restrictions of the types generally and customarily imposed by the FCC on operators of high-powered BSS services, and (2) the Concession; or
***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(ii) a requirement that EchoStar or any of its Affiliates dispose of all or any part of the *** other than any restrictions generally imposed on operators of high-powered BSS services, by applicable Regulatory Provisions and restrictions of the types generally and customarily imposed by the FCC on operators of high-powered BSS services. ***
QQ.	"EchoStar Payload" means (1) for purposes of the QuetzSat 1 Satellite, eight (8) 300-watt Transponders in dual-combined mode ***
RR.	"EchoStar Secondary Agreement" means the Satellite Service Agreement for QuetzSat-1 effective as of 24 November 2008 between Customer and EchoStar.
SS.	"EchoStar Transponder" means a Transponder on the EchoStar Payload.
TT.	"Effective Date" shall have the meaning specified in the preamble paragraph.
UU.
"End-of-Life" means the date on which, in SES-LA's reasonable judgment, the Satellite should be taken out of service because of insufficient fuel, which for clarification purposes shall include an allowance for sufficient fuel to de-orbit the Satellite.
VV.	***
WW.	"Failed Payload" ***
XX.	"Failed Satellite" or "Satellite Failure" ***
YY.	"Failed Transponder" ***
ZZ.	"FCC" means the United States Federal Communications Commission and any successor agency thereto.
AAA.	"FCC Approvals" means collectively the DISH FCC Approvals and the EchoStar FCC Approvals.
BBB.	***
CCC.
"Force Majeure Event" means acts of God, acts of the other party, acts of government authority, strikes or other labor disturbances, or any other cause beyond the reasonable control of that party, that (1) as to SES-LA, relates to or affects its ability to provide the Service, (2) as to either party, relates to or affects that party's ability to make a payment, or (3) as to either party, relates to or affects its ability to fulfill its material obligations under this Agreement.
***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

DDD.	"Governmental Entity" means any (1) multinational, federal, provincial, state, municipal, local or other government, governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign, (2) subdivision, agent, commission, board, or authority of any of the foregoing, or (3) quasi-governmental or private body validly exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, in each case in the proper exercise of its governmental authority.
EEE.	***
FFF.
"In-Service" means that the Satellite (or a Replacement Satellite or a Successor Satellite, as applicable) is deployed at the Orbital Location, and, following SES-LA testing and verification of the entire Satellite, ***
GGG.	"In-Service Date" means the date on which the Satellite (or a Replacement Satellite or Successor Satellite, as applicable) is In-Service.
HHH.	"Initial Term" shall have the meaning specified in Section 1.C.
III.	***
JJJ.	"Intended Purpose" means the use of the 77° W.L. Frequencies, subject to Subsection 2.G(8), to provide direct-to-home video, audio and data services into ***
KKK.
"Interim Agreement" means the Satellite Relocation and Use Agreement for the 77° W.L. Orbital Location among SES-LA (formerly known as SES GLOBAL Latin America, S.A.), *** DISH Network and *** dated 13 May 2005, as such agreement has previously been amended, is concurrently being amended and may be amended in the future. (The rights and obligations of DISH Network under such agreement were assigned to EchoStar in connection with the recent spin-off of certain businesses and assets of DISH Network Corporation and its Affiliates.)
LLL.	"Interim Satellite" shall have the meaning specified in Subsection 2.H(5).
MMM.	"Invoice Date" shall have the meaning specified in Subsection 2.G(11).
NNN.	***
QQQ.	"ITAR" means the United States Arms Export Control Act and International Traffic in Arms Regulations, as amended.
RRR.	"ITU" means the International Telecommunication Union.
SSS.	"ITU Region 2 Plan for BSS" means the ITU Region 2 Plan for BSS and Feeder Link Assignments, as contained in Appendices 30/30A of the Radio Regulations.
TTT.	"Launch Service Agreement" means the agreement executed between SES-LA and LSA Vendor for the launch of the Satellite.
UUU.	***
XXX.	"LSA Vendor" means the launch service provider selected by SES-LA in accordance with and subject to the terms and conditions of this Agreement.
***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

YYY.	"MRC" shall have the meaning specified in Subsection 2.B(1).
ZZZ.	***
AAAA.	"Non-US Interim Satellite License" shall have the meaning specified in clause (a) of Subsection 2.H(5).
BBBB.	***
CCCC.	"Option Payment" shall have the meaning specified in Subsection 2.A(1).
EEEE.	"Orbital Location" shall have the meaning specified in Section 1.A.
FFFF.	"Partial Loss" means any failure of a Transponder to operate in accordance with the Technical Performance Specifications that does not result in a Satellite Failure.
GGGG.	***
HHHH.	"Pre-Launch Expected Life" means the length of time from the expected In-Service Date to the predicted End-of-Life of the QuetzSat-1 Satellite, as determined immediately prior to launch using ***.
IIII.	"Prime Rate" means the "prime rate" of interest as shown in the Money and Investing Section of the Wall Street Journal as of the applicable date.
JJJJ.	***
NNNN.	"QuetzSat" means QuetzSat, S. de R.L. de C.V.
OOOO.	"QuetzSat-1 Satellite" shall have the meaning specified in Section 1.A.
PPPP.	***
QQQQ.	"Regulatory Provisions" means all applicable requirements of the Communications Act and the published policies, rules, decisions, and regulations of the FCC, in each case as amended from time to time.
RRRR.	"Replacement Satellite" ***
SSSS.	"RFP" means a request for proposal.
TTTT.	"Satellite" means the QuetzSat-1 Satellite ***
UUUU.	***
VVVV.	"SCT" means Mexico's Secretaría de Comunicaciones y Transportes and any successor agency thereto.
WWWW.	"Secondary Agreements" means collectively the DISH Secondary Agreement and the EchoStar Secondary Agreement.
XXXX.	***
YYYY.	"Service" means the use of the entire communications capacity on the Satellite for the Intended Purpose, subject to the Capacity Obligation.
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Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ZZZZ.	"Service Term" shall have the meaning specified in Section 1.C.
AAAAA.	***
BBBBB.	"SES-LA" shall have the meaning specified in the preamble paragraph.
CCCCC.	***
EEEEE.	"SS/L" means Space Systems/Loral, Inc.
FFFFF.	"Successor Satellite" shall have the meaning specified in Subsection 2.I(1).
GGGGG.	"Taxes" means taxes (including duties, fees or charges in the nature of taxes) levied by Governmental Entities ***
HHHHH.	"Technical Performance Specifications" means the technical performance criteria for the Service on the QuetzSat-1 Satellite.
IIIII.	"Technical Representative" means SES Engineering (US), Inc.
JJJJJ.	***
KKKKK.	"Termination for Default" shall have the meaning specified in Section 9.A.
LLLLL.	"Termination for Delay" shall have the meaning specified in Subsection 9.C(1).
MMMMM.	"Termination Value" shall have the meaning specified in Section 9.E.
NNNNN.	"Transponder" means a discrete communication path by which a signal is transmitted using the Satellite.
OOOOO.	"TT&C" means telemetry, tracking and control.
PPPPP.	"TT&C Costs" shall have the meaning specified in Subsection 2.B(5).
QQQQQ.	***
RRRRR.	"Unanimous Instructions" shall have the meaning specified in the Secondary Agreements.
SSSSS.	"User's Guides" shall have the meaning specified in Subsection 4.B(1).
TTTTT.	"Vendor" means the satellite manufacturer selected by SES-LA in accordance with and subject to the terms and conditions of this Agreement.
***
Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this agreement as of the Effective Date.

ECHOSTAR 77 CORPORATION	SES LATIN AMERICA S.A.
By:	By:
(Signature)	(Signature)
Name:	Name:
(Typed or Printed Name)	(Typed or Printed Name)
Title:	Title:
By:
(Signature)
Name:
(Typed or Printed Name)
Title:
SES S.A., solely as to the obligation set forth in Section 3.D of this Agreement
By:
(Signature)
Name:
(Typed or Printed Name)
Title:
By:
(Signature)
Name:
(Typed or Printed Name)
Title:

[Primary Service Agreement]

CONFIDENTIAL AND PROPRIETARY

This document contains confidential and proprietary information of SES Latin America S.A. and EchoStar 77 Corporation that may not be shared with third parties except (a) as permitted in Article 8, or (b) with the express prior written approval of SES Latin America S.A. and EchoStar 77 Corporation.

 ATTACHMENT A—Technical Performance Specifications

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 ATTACHMENT B—***

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 ATTACHMENT C—Model for QuetzSat-1 MRC Calculation

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 ATTACHMENT D—***

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Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ATTACHMENT E—QuetzSat-1 Spacecraft Requirements dated 24 November 2008

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Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ATTACHMENT F—Concession

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Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

 ATTACHMENT G—***

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Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

QuickLinks

  Exhibit 10.24
EXPLANATORY NOTE
SATELLITE SERVICE AGREEMENT FOR QUETZSAT-1
ARTICLE 1. SERVICE PROVIDED
CONFIDENTIAL AND PROPRIETARY
ARTICLE 2. PAYMENTS AND OTHER CONSIDERATIONS/ FUTURE SATELLITES
ARTICLE 3. REPRESENTATIONS, WARRANTIES AND COVENANTS
ARTICLE 4. SERVICE RESPONSIBILITIES
ARTICLE 5. OPERATIONAL MATTERS
ARTICLE 6. INDEMNIFICATION
ARTICLE 7. WARRANTY DISCLAIMER; LIMITATION OF LIABILITY
ARTICLE 8. CONFIDENTIALITY AND NONDISCLOSURE
ARTICLE 9. TERMINATION
ARTICLE 10. GENERAL PROVISIONS
ARTICLE 11. DEFINITIONS
CONFIDENTIAL AND PROPRIETARY
ATTACHMENT A—Technical Performance Specifications
ATTACHMENT B—
ATTACHMENT C—Model for QuetzSat-1 MRC Calculation
ATTACHMENT D—
ATTACHMENT E—QuetzSat-1 Spacecraft Requirements dated 24 November 2008
ATTACHMENT F—Concession
ATTACHMENT G—